EXHIBIT 10.555

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into effective as of the 15th day of November, 2007, by and among Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “IWEST”), Inland Real Estate Investment Corporation, a Delaware corporation (“IREIC”) and IWEST Merger Agent. LLC, as agent for the stockholders of the Management Companies (as defined herein) that are listed on Schedule A hereto (the “Management Company Stockholders”; each of IREIC and the Management Company Stockholders being hereinafter referred to as a “Stockholder” and collectively the “Stockholders”).

Reference is made to that certain Agreement and Plan of Merger, dated as of August 14, 2007 (the “Merger Agreement”), by and among IWEST, IREIC, Inland Southwest Management Corp. (“Inland Southwest”), Inland Northwest Management Corp. (“Inland Northwest”), Inland Western Management Corp. (“Inland Western” and together with Inland Southwest and Inland Northwest, the “Management Companies”), Inland Western Retail Real Estate Advisory Services, Inc. (the “Advisor”), certain acquisition subsidiaries of IWEST and IWEST Merger Agent LLC, as agent.  Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Merger Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to the Merger Agreement, IWEST acquired from IREIC all of the outstanding equity securities of the Advisor, and IWEST acquired from the Stockholders all of the outstanding equity securities of the Management Companies, for shares of common stock, par value $.001 per share, of IWEST (the “Common Stock”).

WHEREAS, pursuant to the Merger Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Stockholders are being granted registration rights with respect to their shares of Common Stock.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

1.

(a)

Piggyback Registration.  If IWEST shall file a registration statement pertaining to an underwritten offering of the Common Stock (other than a registration statement on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the “Commission”) while any Registrable Securities (as hereinafter defined) are outstanding, IWEST shall give all holders of any Registrable Securities (each, an “Eligible Holder” and collectively, the “Eligible Holders”) at least 20 days prior written notice of the filing of such registration statement.  If requested by an Eligible Holder in writing within 10 days after receipt of any such notice, IWEST shall, at IWEST’s sole expense (other than the fees and disbursements of counsel for the Eligible Holders, and the underwriting discounts and commissions, if any, payable in respect of the Registrable Securities sold by any Eligible Holder), register all or, at each Eligible Holder’s option, any portion of the Registrable Securities of any Eligible Holders who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges or inter-dealer quotation systems, if any, on which IWEST’s common stock is being sold or quoted, and will use its reasonable best efforts through its officers, directors, independent public accountants, and counsel to cause such registration statement to become effective as promptly as practicable, if not automatically effective upon the filing thereof.  Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise IWEST that, in the opinion of the managing underwriter, the giving of such notice could adversely affect the offering of the Common Stock proposed to be sold by IWEST, no such notice shall be required and the Eligible Holders shall not have any right to participate in such underwritten offering; provided that this sentence shall not apply if the subject underwritten offering includes holders of IWEST Common Stock.  In addition, if the managing underwriter of any such offering shall advise IWEST that, in the opinion of the managing underwriter, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities of non-Eligible Holders to be registered by IWEST exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, IWEST will include in such registration first, the securities that were initially proposed to be registered by or on behalf of IWEST, second, the Registrable Securities requested to be included in such registration on a pro rata basis among the holders of such Registrable Securities on the basis of the number of shares which are owned at the time of the filing of the registration statement, and third, other securities requested to be included in such registration on a pro rata basis among the holders of such other equity securities on the basis of the number of shares which are owned by each such holder. As used herein, “Registrable Securities” shall mean the shares of Common Stock which were issued pursuant to the Merger Agreement (including any securities issuable or issued with respect thereto) and which have not been previously sold to the public pursuant to a registration statement or pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that Registrable Securities shall be deemed not to include Common Stock issued pursuant to the Merger Agreement to the extent that, with respect to any holder thereof, all such securities held by the holder may be sold in a single day pursuant to and in accordance with Rule 144 promulgated under the Securities Act.

(b)

Demand Registration.  If at any time after the first anniversary of this Agreement, IWEST shall receive a written request from (x) IREIC or (y) Eligible Holders (other than IREIC) who in the aggregate own at least one third of the total number of shares of Common Stock then included in the Registrable Securities (excluding for this clause (y) the Registrable Securities held by IREIC) (the “Requisite Holders”) to register the sale of all or part of such Registrable Securities, IWEST shall, as promptly as practicable, and in any event not later than forty-five (45) days after such request, at IWEST’s sole cost and expense (other than the fees and disbursements of counsel for the Eligible Holders, and the underwriting discounts and commissions, if any, payable in respect of the Registrable Securities sold by the Eligible Holders), prepare and file with the Commission a registration statement on Form S-3 for only the Eligible Holders, so long as either (i) such registration covers the resale of all of the Registrable Securities or (ii) the anticipated aggregate offering price contemplated by such registration is at least $50,000,000.  Within five business days after receiving any request contemplated by this Section 1(b), IWEST shall give written notice to all the other Eligible Holders, advising each of them that IWEST is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder’s Registrable Securities, provided that IWEST receives a written request to do so from such Eligible Holder within twenty (20) days after receipt by such Eligible Holder of such registration notice from IWEST.  In the event that Form S-3 is unavailable for such a registration, IWEST shall use such other form as is available for such a registration, subject to the provisions below.  IWEST shall use its reasonable best efforts to have the registration statement declared effective by the Commission as soon as practicable.  If at any time after the first anniversary of this Agreement, Form S-3 is not available for any registration of Registrable Securities hereunder, IWEST shall (A) register the sale of the Registrable Securities on another appropriate form and (B) undertake to register the Registrable Securities on Form S-3 as soon as such form is available (a “Replacement Registration”), provided that IWEST shall maintain the effectiveness of the registration statement then in effect until such time as the Replacement Registration covering the Registrable Securities has been declared effective by the Commission so long as the anticipated aggregate offering price contemplated by such registration is at least $50,000,000.  Notwithstanding any provision to the contrary contained herein, IWEST shall not be obligated to effect more than a total of two (2) registrations on any form during the term of this Agreement, and IWEST shall not be obligated to file any registration statement within six (6) months of the effectiveness of the previous registration statement.

(c)

In the event of a registration pursuant to the provisions of this Section 1, IWEST shall use its reasonable best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as an Eligible Holder who has shares which were included in such Section 1 registration may reasonably request; provided, however, that IWEST shall not be required to qualify to do business in any state by reason of this Section 1(c) in which it is not otherwise required to qualify to do business.

(d)

IWEST shall keep effective any registration or qualification contemplated by this Section 1 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Registrable Securities covered thereby.  IWEST shall keep each registration statement referred to in Section 1(b) hereof effective at all times until the earlier of: (i) the date as of which all Eligible Holders named therein may sell all of their Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which the Eligible Stockholders named therein shall have sold to the public all the Registrable Securities.

(e)

In the event of a registration pursuant to the provisions of this Section 1, promptly after each document is filed with the Commission IWEST shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

(f)

In the event of a registration pursuant to the provisions of this Section 1, promptly after effectiveness IWEST shall furnish each Eligible Holder of any Registrable Securities so registered with a notice that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order and (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, comply as to form with the Securities Act and the rules and regulations thereunder, and with the rules and regulations of any applicable state or blue sky authority.  Such notice shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of Section 1(c) hereof.

(g)

In the event of a registration pursuant to the provisions of this Section 1, IWEST will bear all reasonable expenses in connection with such filing (other than underwriting discounts and commissions and the fees and disbursements of counsel for the Eligible Holders), including, without limitation, all registration, filing, listing and qualifications fees, transfer agent fees, printers and accounting fees, fees relating to any blue sky survey and other documents relating to the performance of and compliance by IWEST with this Agreement and the fees and disbursements of counsel for IWEST.

(h)

IWEST agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144.  IWEST shall furnish to each holder of Registrable Securities, promptly upon request, any information as may be reasonably requested to permit such holders to sell such securities pursuant to Rule 144 without registration, including a written statement by IWEST that it has complied with the reporting requirements of the Securities Exchange Act of 1934 necessary for such holder to sell such securities pursuant to Rule 144.

(i)

IWEST shall promptly notify the Eligible Holders of the Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and shall promptly prepare and furnish to them such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.  The Eligible Holders agree to discontinue offers and sales of the Registrable Securities from and after such notice until delivery of such prospectus supplement or amendment.

(j)

If requested by the underwriter for any underwritten offering under Section 1(a) in which Registrable Securities are included or the underwriter for any underwritten offering of Registrable Securities on behalf of Eligible Holders of Registrable Securities pursuant to a registration requested under Section 1(b) hereof, IWEST and such Eligible Holders will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to IWEST and IWEST’s counsel, such Eligible Holder of Registrable Securities and the underwriter, and such agreement shall contain such representations and warranties by IWEST and such Eligible Holder of Registrable Securities (provided, however, that the representations and warranties required of an Eligible Holder shall only relate to a description of such Eligible Holder, its holding of IWEST capital stock and its relationship with IWEST) and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 2 hereof.

(k)

In the case of a registration requested under Section 1(b), the holders of a majority of the Registrable Securities initially included in such registration shall have the right to select the investment banker(s) and manager(s), if any, to administer any underwritten offering pursuant to such registration, subject to IWEST’s approval of such person(s), which approval shall not be unreasonably withheld.

(l)

Following the effective date of any registration statement filed pursuant to this Agreement and subject to the limitations set forth herein, IWEST shall be entitled, from time to time, to notify (the “Blackout Notice”) in writing the Eligible Holders to discontinue offers or sales of shares pursuant to such registration statement for Registrable Securities for the period of time stated in the notice (the “Blackout Period”), if IWEST determines, in its reasonable judgment, that the disclosure required in connection with the offers and sales of the Registrable Securities could materially damage IWEST’s ability to successfully complete an acquisition, corporate reorganization, securities offering or other voluntary transaction undertaken by IWEST (which information IWEST would not be required to disclose at such time other than in connection with the Eligible Holders’ registration statement) that is material to IWEST.  No single Blackout Period shall extend longer than sixty (60) consecutive calendar days; provided, that IWEST shall use its reasonable best efforts to keep the length of any Blackout Period as short as practicable given the then existing circumstances, and in the aggregate Blackout Periods shall not exceed one hundred twenty (120) days in any consecutive twelve (12) month period.  The Eligible Holders hereby agree to discontinue offers and sales of such shares registered pursuant to this Agreement during any Blackout Period.

(m)

Each Eligible Holder who holds at the time of the request one percent or more of the capital stock of IWEST hereby agrees not to sell, transfer or otherwise dispose, or effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of IWEST, or any securities convertible into or exchangeable or exercisable for such securities, during the ninety (90) day period beginning on the effective date of any registration pursuant to Section 1(a) or Section 1(b) for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless (i) the underwriters managing the registered public offering otherwise agree or request a shorter holdback period in connection with such offering, (ii) such holder has entered into an obligation to sell, transfer or otherwise dispose of equity securities of IWEST pursuant to the terms of an agreement entered into prior to the date of notice to the Eligible Holders with respect to a registration pursuant to Section 1(a) or prior to the date of the demand for registration by the Requisite Holders with respect to a registration pursuant to Section 1(b), or (iii) such holder transfers such equity securities pursuant to a bona fide gift of such securities or pursuant to a transaction consummated for purposes of estate planning, where the transferee has represented that it is acquiring such shares for investment purposes and without an intent to engage in a public distribution thereof and agrees to be bound by the terms of the restrictions contained in this Section 1.  Notwithstanding the foregoing, the holders of Registrable Securities shall be entitled to transfer any Registrable Securities to an Affiliate (as defined in the Merger Agreement) of such holder during the referenced ninety (90) day period, provided, however, that such transfer complies with applicable securities laws (as supported by the receipt of a legal opinion to that effect) and that any such transferee agrees to be bound by the terms of this provision and to enter into a similar agreement with the managing underwriter on its own behalf.

(n)

Other than the Eligible Holders, IWEST will not, and will not agree to, allow the holders of any securities of IWEST to include any of their securities in any registration statement demanded under Section 1(b) hereof, or any amendment or supplement thereto, without the consent of a majority of the Eligible Holders.

2.

Indemnification.  a)

Subject to the conditions set forth below, IWEST agrees to indemnify and hold harmless each Eligible Holder and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or (B) in any application or other document or communication (in this Section 2 collectively called an “Application”) executed by or on behalf of IWEST or based upon written information furnished by or on behalf of IWEST filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless in each case (x) such statement or omission was made in reliance upon and in conformity with written information furnished to IWEST with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any Application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of such Eligible Holder’s failure to comply with the terms and provisions of this Agreement.  The foregoing agreement to indemnify shall be in addition to any liability IWEST may otherwise have, including liabilities arising under this Agreement.

If any action is brought against any Eligible Holder or any controlling persons of such person (an “Indemnified Party”) in respect of which indemnity may be sought against IWEST pursuant to the foregoing paragraph, such Indemnified Party shall promptly notify IWEST in writing of the institution of such action (but the failure so to notify shall not relieve IWEST from any liability except if IWEST is materially prejudiced by such failure) and IWEST shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such Indemnified Party), provided that the Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by IWEST in connection with the defense of such action or IWEST shall not have promptly employed counsel reasonably satisfactory to such Indemnified Party, or such Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other Indemnified Parties which are different from or additional to those available to IWEST, in any of which events such fees and expenses shall be borne by IWEST and IWEST shall not have the right to direct the defense of such action on behalf of the Indemnified Party.  Anything in this Section 2 to the contrary notwithstanding, IWEST shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld or delayed.  IWEST shall not, without the prior written consent of each Indemnified Party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each Indemnified Party from all liability and obligations in respect of such action.  IWEST agrees promptly to notify Eligible Holders of the commencement of any litigation or proceedings against IWEST or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, final prospectus, registration statement, or amendment or supplement thereto, or any Application relating to any sale of any Registrable Securities.

(b)

Each Eligible Holder agrees to indemnify and hold harmless IWEST, each director of IWEST, each officer of IWEST who shall have signed any registration statement covering Registrable Securities held by such Eligible Holder, each other person, if any, who controls IWEST within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from IWEST to such Eligible Holder in Section 2(a) hereof, but only with respect to (i) statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any Application, in reliance upon and in conformity with written information furnished to IWEST with respect to such Eligible Holder by or on behalf of such Eligible Holder, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any Application, as the case may be and (ii) such Eligible Holder's breach of this Agreement.  If any action shall be brought against IWEST or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any Application, or such failure to comply with the terms of this Agreement, and in respect of which indemnity may be sought against such Eligible Holder pursuant to this Section 2(b), such Eligible Holder shall have the rights and duties given to IWEST, and IWEST and each other person so indemnified shall have the rights and duties given to the Indemnified Parties, by the provisions of Section 2(a).

(c)

To provide for just and equitable contribution, if (i) an applicable indemnified party makes a claim for indemnification pursuant to Section 2(a) or 2(b) hereof (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such cases, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then IWEST (including for this purpose any contribution made by or on behalf of any director of IWEST, any officer of IWEST who signed any such registration statement, and any controlling person of IWEST), as one entity, and the Eligible Holders of the Registrable Securities included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an Eligible Holder), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of IWEST and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses.  The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by IWEST or by such Eligible Holders, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission.  IWEST and Eligible Holders agree that it would be unjust and inequitable if the respective obligations of IWEST and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Eligible Holders were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c).  In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned by him or it and included in such registration as compared to the number of shares of Common Stock owned by all Eligible Holders and included in such registration.  No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this Section 2(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Eligible Holder and each person, if any, who controls IWEST within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of IWEST who shall have signed any such registration statement, and each director of IWEST shall have the same rights to contribution as IWEST, subject in each case to the provisions of this Section 2(c).  Anything in this Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent.  This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

(d)

In no event and under no circumstances shall an Eligible Holder provide indemnification or contribution payments in excess of the net proceeds received by such Eligible Holder as a result of the sale of the Registrable Securities pursuant to the applicable registration statement.

3.

Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, IWEST will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, but subject to the provisions of this Agreement and, pursuant thereto, IWEST will, as expeditiously as reasonably possible, use its reasonable best efforts to:

(a)

prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

(b)

prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period required by this Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)

cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by IWEST are then listed;

(d)

provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(e)

in the event Eligible Holders who hold a majority of the Registrable Securities select an underwriter or underwriters to sell Registrable Securities in a registration under Section 1(b), IWEST shall enter into and perform its obligations under such customary agreements (including underwriting agreements in customary form) and take all such other customary and commercially reasonable actions as the holders of a majority of the Registrable Securities being sold or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(f)

make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of IWEST reasonably required in order to allow such seller of Registrable Securities to perform a customary due diligence review of IWEST, and cause IWEST’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(g)

advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

(h)

IWEST will take all other reasonable actions that the Eligible Holders who hold a majority of the Registrable Securities or underwriters, if any, may reasonably request to expedite and facilitate the disposition by such Eligible Holders or the underwriters, as applicable, of the Registrable Securities pursuant to a registration statement filed pursuant hereto.

Notwithstanding the foregoing, it is agreed and understood that IWEST shall not be obligated to include in any registration statement filed pursuant to Section 1 those Registrable Securities owned by any Eligible Holder who has failed to provide to IWEST the information concerning such Eligible Holder and their intended method of distribution required to be included in such registration statement and required to be furnished by the Eligible Holder.

4.

Miscellaneous.

(a)

Remedies.  In the event of a breach by IWEST of its obligations under this Agreement, each Eligible Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b)

Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented and the obligations hereunder may not be waived, unless such amendment, modification, supplement or waiver is in writing and signed by IWEST and Eligible Holders who hold a majority of the Registrable Securities.  No waiver of any term, condition or provision shall operate as a waiver of any other term, condition or provision of this Agreement, and no waiver of any term, condition or provision shall operate as a continuing waiver, except to the extent specifically stated in such waiver.

(c)

Notices.  All notices and other communications provided for or permitted hereunder shall be made in accordance with the provisions of the Merger Agreement.

(d)

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Securities subject to the terms hereof.

(e)

Assignment of Registration Rights.  The rights of the Eligible Holders hereunder, including the right to have IWEST register Registrable Securities pursuant to this Agreement, will be automatically assigned by the Eligible Holders to transferees or assignees (including by way of dividend or distribution) of all or any portion of the Registrable Securities, but only if (i) the transferring or assigning Eligible Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to IWEST within a reasonable time after such transfer or assignment, or if such transfer or assignment is by way of dividend or distribution, a copy of the respective board resolution and the agreement of the transferee or assignee is furnished to IWEST within a reasonable time after such dividend or distribution, (ii) IWEST is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) such transfer or assignment was not made pursuant to any registration statement or Rule 144, (iv) at or before the time IWEST received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with IWEST to be bound by all of the provisions contained herein, and (v) such transfer is made in accordance with any applicable requirements of the Merger Agreement, any Ancillary Agreement (as defined in the Merger Agreement) thereto and securities laws, rules and regulations.  Any transferee or assignee of an Eligible Holder under this Section 4(e) shall be deemed an “Eligible Holder” for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, an Eligible Holder hereunder, upon compliance with this Section 4.  Nothing contained herein is intended to release any assignor or transferor of any of its obligations arising or accruing prior to satisfaction of such conditions.

(f)

Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)

Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois without reference to its conflicts of law provisions.

(i)

Fees and Expenses.  Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party or parties shall be entitled to receive from the non-prevailing party or parties thereto reimbursement for all reasonable attorneys' fees and all costs.  The “prevailing party” means the party in whose favor a judgment, decree, or final order is rendered.

(j)

Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any other provisions contained herein shall not be affected or impaired thereby.

(k)

No Conflicting Agreements.  IWEST shall not hereafter enter into any agreement with respect to its securities which violates the rights granted to the holders of Registrable Securities in this Agreement.

(l)

Entire Agreement.  This Agreement, the Merger Agreement (including all schedules and exhibits thereto) and the Ancillary Agreements contemplated thereby are intended by the parties hereto as a final expression of their agreement and are intended to be a complete and exclusive statement of the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by IWEST pursuant to this Agreement.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.  If there is conflict between any of the terms, conditions or covenants contained in this Agreement and another agreement between the parties, the terms, conditions or covenants in this Agreement shall control.

(m)

Facsimile Signatures.  A facsimile signature on the signature pages hereto shall for all purposes be deemed an original and shall bind the signor as if such facsimile were an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:

Title:

STOCKHOLDERS:

INLAND REAL ESTATE INVESTMENT
CORPORATION

By:

Title:

IWEST MERGER AGENT, LLC, as Agent for the Management Company Stockholders:

By:

Title:

[Signature Page to Registration Rights Agreement]

Schedule A